UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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(Name of Registrant as Specified In Its Charter)

Artisan Partners Funds, Inc.

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September 26, 2012

ARTISAN FUNDS

Dear Shareholder:

I am writing to you about a series of important proposals relating to Artisan Partners Funds, Inc. (“Artisan Funds” or the “Corporation”) and each of its respective series (each, a “Fund” and collectively, the “Funds”). By this joint proxy statement, we are asking you to consider and vote on four proposals: (1) to elect six directors of the Corporation, including one nominee who is not currently a Director; (2) to amend certain of the Funds’ “fundamental” investment restrictions; (3) to amend and restate the Articles of Incorporation of the Corporation; and (4) if you are a shareholder of Artisan International Fund, you are also being asked to consider a shareholder proposal requesting that the board of directors of the Corporation (the “Board”) institute certain procedures relating to the investments of Artisan International Fund.

A combined special meeting of shareholders (the “Meeting”) of the Funds has been scheduled for November 13, 2012 to vote on these matters. If you are a shareholder of record of any of the Funds as of the close of business on September 14, 2012, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on proposals for the Funds, as noted above. For the reasons discussed in the enclosed materials, the Board recommends that you vote “FOR” Proposals 1, 2, and 3 and “AGAINST” Proposal 4.

You can vote in one of four ways:

¡	Over the Internet through the website listed on the proxy card,

¡	By telephone, using the toll-free number listed on the proxy card,

¡	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

¡	In person at the shareholder meeting on November 13, 2012.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Your vote is extremely important. Shareholder meetings of the Funds do not occur often, so we ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call Okapi Partners, the Funds’ proxy solicitor, toll-free at (877) 279-2311.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                                                  Sincerely,

                                                                                  /s/ Eric R. Colson

                                                                                  Eric R. Colson

                                                                                  President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders (“Joint Proxy Statement”).

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are receiving these proxy materials — that include the Joint Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning Artisan Partners Funds, Inc. (“Artisan Funds” or the “Corporation”) and its series (each, a “Fund” and collectively, the “Funds”). Each of these proposals is described below.

Q.	What are the proposals about?

A.	This proxy statement presents four proposals. Shareholders of all Funds are being asked to vote on the first three proposals and shareholders of Artisan International Fund are being asked to vote on all four proposals.

Proposal 1

This proposal relates to the election of directors (each, a “Nominee”) to the board of directors (the “Board” or the “Directors”) of the Corporation. Pursuant to the bylaws of the Corporation, a Director must retire from the Board as of the end of the calendar year in which he or she attains the age of 72. As a result, Howard B. Witt, one of the incumbent Directors, must retire at the end of the 2012 calendar year, and his retirement will create a vacancy on the Board. You are, therefore, being asked to elect one new successor Nominee, R. Scott Trumbull, and, because the terms of the incumbent Directors will terminate at the Meeting, you are also being asked to elect the incumbent Directors, other than Mr. Witt. The incumbent Director Nominees are David A. Erne, Gail L. Hanson, Thomas R. Hefty, Patrick S. Pittard and Andrew A. Ziegler. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 1. Shareholders of the Funds have the option of voting on the election of each Nominee separately.

Proposal 2

This proposal relates to the proposed amendment of certain “fundamental” investment restrictions of each Fund. The proposed changes to the fundamental investment restrictions are intended to provide the Funds’ portfolio managers and the Board increased flexibility to respond to market,

i

industry and regulatory changes, and to reduce administrative and compliance burdens by simplifying and, in one instance, making uniform the fundamental investment restrictions across all Funds. Artisan Partners Limited Partnership (the “Investment Adviser”), the Funds’ investment adviser, and Artisan Partners UK LLP (“Artisan UK”), the sub-adviser to Artisan Global Equity Fund, have no present intention of changing the way that the Funds are managed if these proposals are approved. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 2. Shareholders of a Fund have the option of voting on the amendment of each “fundamental” investment restriction of such Fund separately.

Proposal 3

This proposal relates to a proposed amendment and restatement of the Amended and Restated Articles of Incorporation of the Corporation (the “Second Amended and Restated Articles”). The proposed changes are intended to make the administration of the Funds more efficient and provide more flexibility for the operations of the Funds, within the limits of applicable law. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 3.

Proposal 4

This proposal relates to a proposal submitted by a shareholder of Artisan International Fund (the “Shareholder Proposal”). The Shareholder Proposal asks shareholders of Artisan International Fund to vote on a resolution requesting that the Board institute “procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity.” None of the Board, Artisan International Fund or the Investment Adviser is responsible for the content of the Shareholder Proposal or the supporting statements included in these proxy materials. Only shareholders of Artisan International Fund may vote on the Shareholder Proposal. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “AGAINST” the Shareholder Proposal.

Q.	Why change the fundamental investment restrictions?

A.

The proposed changes are meant to modernize and standardize the Funds’ fundamental investment restrictions and are designed to meet fully the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder while providing the portfolio managers and Directors increased flexibility to respond to market, industry and regulatory changes. Also, the proposed changes are meant to reduce administrative and compliance burdens by simplifying and, in one instance, making uniform the fundamental investment restrictions across all Funds.

Q.	Why amend and restate the Amended and Restated Articles of Incorporation?

A.	The Second Amended and Restated Articles are meant to modernize the Corporation’s current Amended and Restated Articles of Incorporation, while also incorporating all previous amendments. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide more flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Second Amended and Restated Articles will not alter the Directors’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Funds’ current investments and investment objectives and policies change by virtue of the adoption of the Second Amended and Restated Articles.

Q.	When is the Meeting?

A.	The enclosed proxy is being solicited for use at the combined special meeting of shareholders to be held on November 13, 2012 (the “Meeting”) at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 at 2:00 p.m. Central Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Combined Special Meeting of Shareholders.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” Proposals 1, 2 and 3 and “AGAINST” Proposal 4. Please see the sections of the proxy materials discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	Why am I receiving information about Funds I do not own?

A.

Proposals 1, 2 and 3 are relevant to all of the Funds, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds. Shares of all the Funds will vote in the aggregate and not separately by Fund with respect to Proposal 1 (election of Directors) and Proposal 3 (amendment and restatement of Amended and Restated Articles of Incorporation). Shares of the Funds will vote separately by Fund on each of the sub-proposals in Proposal 2 (amendment of certain fundamental investment restrictions). An unfavorable vote on Proposal 2 by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund. Only shares of Artisan International Fund will vote on Proposal 4 (Shareholder Proposal).

Q.	What vote is required to approve the proposals?

A.	With respect to Proposal 1, the election of Directors, an affirmative vote of the holders of a plurality of the Corporation’s shares present at the meeting in person or by proxy is required to elect each individual nominated as a Director. Proposal 1 will be voted on by all shareholders of the Corporation.

To be approved with respect to a particular Fund, Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

With respect to Proposal 3, the amendment and restatement of the Amended and Restated Articles of Incorporation, and Proposal 4, the Shareholder Proposal, each proposal must receive the affirmative vote of a majority of the votes cast at the Meeting. Proposal 3 will be voted on by all shareholders of the Corporation. Only shareholders of Artisan International Fund may vote on Proposal 4.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I place my vote?

A.	You may provide a Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Okapi Partners, the Funds’ proxy solicitor, toll-free at (877) 279-2311.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call Okapi Partners, the Funds’ proxy solicitor, toll-free at (877) 279-2311.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

PROMPT VOTING IS REQUESTED.

v

ARTISAN FUNDS

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 13, 2012

Notice is hereby given that a combined special meeting of shareholders (the “Meeting”) of Artisan Partners Funds, Inc. (“Artisan Funds” or the “Corporation”) and each of its respective series listed on the attached list (each, a “Fund” and collectively, the “Funds”) will be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal

1. Election of Directors.	All Funds.

2. Amendment of certain “fundamental” investment restrictions of the Funds.	Each Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis.

3. Amendment and restatement of the Amended and Restated Articles of Incorporation of the Corporation.	All Funds.

4.      Shareholder proposal requesting that the Board “institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity.”

Artisan International Fund.

5. Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	All Funds.

After careful consideration, the board of directors of the Corporation (the “Board” or the “Directors”) unanimously recommends that shareholders vote “FOR” Proposals 1, 2, and 3, and “AGAINST” Proposal 4.

Shareholders of record at the close of business on September 14, 2012 are entitled to notice of, and to vote at, the Meeting, even if shareholders no longer own shares.

We call your attention to the accompanying joint proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting. Please call Okapi Partners, the Funds’ proxy solicitor, toll-free at (877) 279-2311 if you have any questions relating to attending the Meeting in person or your vote instructions.

                                                                                By Order of the Board of Directors,

                                                                                /s/ Sarah A. Johnson

                                                                                Sarah A. Johnson

                                                                                Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON NOVEMBER 13, 2012

This Joint Proxy Statement and the accompanying Notice of Combined Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about each Fund in the Fund’s annual report, dated September 30, 2011, including financial reports for the fiscal year ended September 30, 2011, and in the Fund’s semi-annual report, dated March 31, 2012. You may obtain copies of these reports without charge by writing to the Corporation, by calling (800) 344-1770, or at www.artisanfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

FUNDS PARTICIPATING IN THE MEETING ON NOVEMBER 13, 2012

Artisan Emerging Markets Fund

Artisan Global Equity Fund

Artisan Global Opportunities Fund

Artisan Global Value Fund

Artisan International Fund

Artisan International Small Cap Fund

Artisan International Value Fund

Artisan Mid Cap Fund

Artisan Mid Cap Value Fund

Artisan Small Cap Fund

Artisan Small Cap Value Fund

Artisan Value Fund

APPENDICES

ARTISAN FUNDS

JOINT PROXY STATEMENT COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 13, 2012

This joint proxy statement (“Joint Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the board of directors (the “Board” or the “Directors”) of Artisan Partners Funds, Inc. (“Artisan Funds” or the “Corporation”). The proxies are being solicited for use at a combined special meeting of shareholders of the Corporation to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Corporation listed in the accompanying notice to this Joint Proxy Statement (each, a “Fund” and collectively, the “Funds”) for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal

1. Election of Directors.	All Funds.

2. Amendment of certain “fundamental” investment restrictions of the Funds.	Each Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis.

3. Amendment and restatement of the Amended and Restated Articles of Incorporation of the Corporation.	All Funds.

4.      Shareholder proposal requesting that the Board “institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity.”

Artisan International Fund.

5. Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	All Funds.

This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about September 26, 2012.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the Funds. You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on September 14, 2012 (the “Record Date”) even if you no longer own shares.

If you have any questions about the proposals or about voting, please call Okapi Partners, the Funds’ proxy solicitor, at (877) 279-2311.

OVERVIEW OF THE PROPOSALS

Proposal 1

Election of Directors

The Corporation’s bylaws provide that each Director must retire as of the end of the calendar year in which he or she attains the age of 72. As a result, Howard B. Witt, an incumbent Director, must retire by the end of the 2012 calendar year, and his retirement will create a vacancy on the Board. You are, therefore, being asked to elect one new successor nominee, R. Scott Trumbull, and, because the terms of the incumbent Directors will terminate at the Meeting, you are also being asked to elect the incumbent Directors, other than Mr. Witt. The incumbent Director Nominees are David A. Erne, Gail L. Hanson, Thomas R. Hefty, Patrick S. Pittard and Andrew A. Ziegler. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

Proposal 2

Approval of Amendment of Certain Fundamental Investment Restrictions

You are being asked to approve the modernization and standardization of the investment restrictions of the Funds through the amendment of certain “fundamental” investment restrictions. The proposed restrictions are designed to meet fully the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, while providing the Funds’ portfolio managers and the Directors increased flexibility to respond to market, industry and regulatory changes. Also, the proposed restrictions are intended to modernize the restrictions to current standards and to reduce administrative and compliance burdens by simplifying and, in one instance, making uniform certain fundamental investment restrictions across all Funds. As to sub-proposals 2.A. through 2.G., the shareholders of each Fund will vote separately on a Fund-by-Fund and sub-proposal-by-sub-proposal basis. Therefore, should a change to a fundamental investment restriction not be approved for a Fund, such Fund’s current fundamental investment restriction with respect to that issue would continue to apply. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

Proposal 3

Adoption of Second Amended and Restated Articles of Incorporation of the Corporation

You are being asked to approve the amendment and restatement of the Amended and Restated Articles of Incorporation of the Corporation (the “Second Amended and Restated Articles”). The Board believes that it is in the best interests of shareholders to modernize the Funds’ current Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) and incorporate all previous amendments. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide more flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Second Amended and Restated Articles will not alter the Directors’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Fund’s current investments and investment objectives and policies change by virtue of the adoption of the Second Amended and Restated Articles. If the Second Amended and Restated Articles are not approved by the shareholders, the current Amended and Restated Articles and all previous amendments will remain in effect. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

Proposal 4

Shareholder Proposal

Shareholders of Artisan International Fund are being asked to consider a shareholder proposal requesting that the Board “institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity” (the “Shareholder Proposal”). Proposal 4 was submitted by a shareholder of Artisan International Fund. Neither Artisan International Fund nor Artisan Partners Limited Partnership (the “Investment Adviser”), the Funds’ investment adviser, is responsible for the content of the Shareholder Proposal or the supporting statements. As discussed in greater detail below, the Board has unanimously determined to recommend that shareholders vote “AGAINST” this proposal.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE, “FOR” THE APPROVAL OF THE CHANGES TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS, “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE FUNDS’ AMENDED AND RESTATED ARTICLES AND “AGAINST” THE SHAREHOLDER PROPOSAL. SHAREHOLDERS OF THE FUNDS HAVE THE OPTION OF VOTING ON THE ELECTION OF EACH NOMINEE AND SHAREHOLDERS OF EACH FUND HAVE THE OPTION OF VOTING ON THE AMENDMENT OF EACH “FUNDAMENTAL” INVESTMENT RESTRICTION OF SUCH FUND SEPARATELY. UNMARKED, PROPERLY SIGNED AND DATED PROXY CARDS WILL BE SO VOTED.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board has proposed the following six nominees for election by shareholders (each a “Nominee”), each to hold office for an indefinite term until the next annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal: David A. Erne, Gail L. Hanson, Thomas R. Hefty, Patrick S. Pittard, Andrew A. Ziegler and R. Scott Trumbull. Messrs. Erne, Hefty, Pittard and Ziegler and Ms. Hanson are collectively referred to herein as the “Incumbent Director Nominees.” Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Director. Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below. Five of the Nominees would be Independent Directors (meaning that they would not be considered “interested persons” as defined in the 1940 Act) and one of the Nominees would be an Interested Director (meaning that he is considered an “interested person” as defined in the 1940 Act) of the Corporation due to the fact that he is a Managing Director of the Investment Adviser and an officer of Artisan Investments GP LLC, the general partner of the Investment Adviser. Messrs. Erne and Hefty are Independent Director incumbents who were previously elected by shareholders, and Ms. Hanson and Mr. Pittard are Independent Director incumbents who were previously appointed by the Board and are standing for election by shareholders for the first time. Mr. Ziegler is an Interested Director incumbent who was previously elected by shareholders. Mr. Trumbull would be an Independent Director, if elected. On August 14, 2012, the members of the Corporation’s governance and nominating committee (described below) nominated the Incumbent Director Nominees and Mr. Trumbull, and on August 14, 2012, the Board voted to submit the Incumbent Director Nominees and Mr. Trumbull to a vote of shareholders of the Corporation. The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Pursuant to the Corporation’s bylaws, a Director must retire from the Board as of the end of the calendar year in which he or she attains the age of 72. As a result, one Director, Howard B. Witt, must retire by the end of the 2012 calendar year, and his retirement will create a vacancy on the Board.

Section 16(a) of the 1940 Act provides that no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting.

Of the six incumbent Directors, four (Messrs. Erne, Hefty, Witt and Ziegler) were elected by shareholders in 1995. Ms. Hanson and Mr. Pittard were appointed to the Corporation’s Board without a vote of shareholders, as permitted by Section 16(a) of the 1940 Act. It is necessary to hold a shareholder meeting for the purpose of electing Mr. Trumbull to the Board. As a result, under the Wisconsin Business Corporation Law, the terms of all the Incumbent Director Nominees and Mr. Witt will expire at this Meeting, and the Board has considered it appropriate that all of the current Directors, other than Mr.  Witt, stand for election by the shareholders.

Information About the Board and the Nominees

The Board has overall responsibility for the conduct of the affairs of the Corporation. Mr. Erne, Independent Chair of the Board, is an Independent Director. The Board’s role is one of oversight, rather than active management. This oversight extends to the Corporation’s risk management processes. Those processes are embedded in the responsibilities of officers of the Corporation. Senior officers of the Corporation, including the president, chief financial officer, general counsel and chief compliance officer, report directly to the full Board on a variety of matters at regular meetings of the Board. During the fiscal year ended September 30, 2011, the Board met 7 times and each Incumbent Director Nominee who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board and committees on which he or she served. Ms. Hanson was appointed to the Board effective January 1, 2012, and therefore did not attend any Board or committee meetings during the fiscal year ended September 30, 2011.

The Board’s leadership structure features Independent Directors serving as Independent Chair and as chairmen of the audit and governance and nominating committees. This structure is reviewed by the Board regularly and the Board believes it to be appropriate and effective. All Independent Directors are members of the audit and governance and nominating committees. Inclusion of Independent Directors in the audit and governance and nominating committees allows all such Directors to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The following table lists the Nominees and the current Directors, their names and ages, the date each first was elected or appointed to office (as applicable), their principal business occupations during the last five years and other directorships held in any publicly-traded company or any registered investment company, as well as the experience, qualifications, attributes and skills that each possess for Board membership. There are 12 Funds, all of which are overseen by the Board (and would be overseen by Mr. Trumbull, if elected).

The address of each Nominee is c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Correspondence intended for a current Director may be sent to this address.

Name and Age at December 31, 2011	Position(s) Held with the Corporation	Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee	Experience, Qualifications, Attributes and Skills for Board Membership
Nominees who are not “interested persons” of the Corporation:
David A. Erne, 68	Director and Independent Chair of the Board	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).	Significant board experience; legal training and practice.
Gail L. Hanson, 56	Director	1/1/12	Chief Financial Officer and Senior Vice President, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board.	Director, Northwestern Mutual Series Fund, Inc. (individual life insurance and investment company) (28 portfolios).	Significant executive experience, including service as chief financial officer and service as deputy executive director of a state investment board; certified financial analyst and certified public accountant; audit committee financial expert.

Name and Age at December 31, 2011	Position(s) Held with the Corporation	Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee	Experience, Qualifications, Attributes and Skills for Board Membership
Thomas R. Hefty, 64	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.	Significant board experience; significant executive experience, including past service as the chief executive officer of a public company; legal training and practice; audit committee financial expert.
Patrick S. Pittard, 66	Director	8/9/01	Chairman and Chief Executive Officer, ACT Bridge, Inc. (enterprise talent management firm); Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Lincoln National Corporation (insurance and investment management company).	Significant board experience; significant executive experience, including past service as chief executive officer of a public company.

Name and Age at December 31, 2011	Position(s) Held with the Corporation	Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee	Experience, Qualifications, Attributes and Skills for Board Membership
R. Scott Trumbull, 63	None	N/A	Chairman and Chief Executive Officer, Franklin Electric Co., Inc. (manufacturer of water and fuel pumping systems).	Director, Health Care REIT (investor in health care real estate).	Significant board experience; significant executive experience including service as chief executive officer of a public company and service as non-executive chairman of a privately held company.
Nominee who is an “interested person” of the Corporation:
Andrew A. Ziegler, 54*	Director	1/5/95	Executive Chairman (since January 2010) and Managing Director of the Investment Adviser; until February 2010, President and Chief Executive Officer of the Corporation.	None.	Continuing service as the Executive Chairman of the Investment Adviser and past service as Chief Executive Officer of the Investment Adviser; past service as Chief Executive Officer and President of the Corporation; significant board experience; and legal training and practice.

*	Mr. Ziegler is an “interested person” of the Corporation, as defined in the 1940 Act, because he is a Managing Director of the Investment Adviser and an officer of Artisan Investments GP (the general partner of the Investment Adviser). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control the Investment Adviser. From time to time, Mr. Ziegler may make investments in the Investment Adviser or its parents or the subsidiaries of either.

If the Nominees are elected, Mr. Erne would remain Independent Chair.

Principal Officers of the Corporation

The Board elects the officers of the Corporation, provided that the chief compliance officer must be approved by a majority of the Independent Directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board may remove any officer, with or without cause, at any time, provided that a majority of the Independent Directors must approve the removal of the chief compliance officer. The following table lists the names and ages of the officers, the positions held with the Corporation, the date each first was elected to office, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company. The business address of each officer is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. None of the officers listed below receives compensation from any of the Funds.

Name and Age at December 31, 2011	Position(s) Held with the Corporation	Date First Elected to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Eric R. Colson, 42	President and Chief Executive Officer	2/9/10	Managing Director and Chief Executive Officer of the Investment Adviser since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of the Investment Adviser.	None.
Gregory K. Ramirez, 41	Chief Financial Officer, Vice President and Treasurer	2/8/11	Managing Director and since March 2010, Chief Accounting Officer of the Investment Adviser; Vice President, Treasurer and Chief Financial Officer of Artisan Partners Distributors LLC (the “Distributor”) since July 2012; until February 2011, Assistant Secretary and Assistant Treasurer of the Corporation; until July 2012, Assistant Treasurer of the Distributor.	None.
Sarah A. Johnson, 39	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010), Chief Compliance Officer (since January 2012) and Associate Counsel of the Investment Adviser; Vice President and Secretary of the Distributor since July 2012; until February 2011, Assistant Secretary of the Corporation.	None.

Name and Age at December 31, 2011	Position(s) Held with the Corporation	Date First Elected to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Brooke J. Billick, 58	Chief Compliance Officer	8/19/04	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel of the Investment Adviser; until January 2012, Chief Compliance Officer of the Investment Adviser and the Distributor.	None.
James S. Hamman, Jr., 42	Vice President and Assistant Secretary	2/8/11	Associate Counsel of the Investment Adviser since March 2010; from January 2008 – February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.	None.
Stephen W. Hlavach, 43	Assistant Treasurer	2/14/12	Tax Director of the Investment Adviser since January 2011; prior thereto, Tax Lead, Mergers & Acquisitions of The Boeing Company.	None.
Shannon K. Jagodinski, 34	Assistant Treasurer	2/14/12	Senior Manager of Investment Accounting of the Investment Adviser.	None.

Nominee Ownership of Fund Shares

The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each current Director and Nominee as of July 31, 2012. The dollar range for the securities represented in the table was determined using the net asset value of a share of each Fund as of the close of business on July 31, 2012.

Fund	Nominees who are not “interested persons” of the Corporation					Nominee who is an “interested person” of the Corporation
	David A. Erne	Gail L. Hanson	Thomas R. Hefty	Patrick S. Pittard	R. Scott Trumbull	Andrew A. Ziegler
Artisan Emerging Markets Fund*	Over $100,00	$10,001-50,000	None	None	None	Over $100,000
Artisan Global Equity Fund*	None	$50,001-100,000	None	None	None	Over $100,000
Artisan Global Opportunities Fund*	None	None	None	None	None	Over $100,000
Artisan Global Value Fund*	Over $100,000	$10,001-50,000	None	Over $100,000	None	Over $100,000
Artisan International Fund*	Over $100,000	$10,001-50,000	Over $100,000	$50,001-100,000	None	Over $100,000
Artisan International Small Cap Fund*	Over $100,000	None	None	None	None	Over $100,000
Artisan International Value Fund*	Over $100,000	None	None	Over $100,000	None	Over $100,000
Artisan Mid Cap Fund*	Over $100,000	$50,001- 100,000	Over $100,000	$10,001-50,000	None	Over $100,000
Artisan Mid Cap Value Fund*	Over $100,000	$10,001-50,000	None	Over $100,000	None	Over $100,000
Artisan Small Cap Fund*	Over $100,000	$50,001-100,000	Over $100,000	$10,001-50,000	None	Over $100,000
Artisan Small Cap Value Fund*	Over $100,000	$50,001-100,000	Over $100,000	$10,001-50,000	None	Over $100,000
Artisan Value Fund*	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000
Aggregate Artisan Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
*	Reflects beneficial ownership of Investor Shares of Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund, and Artisan Value Fund, Institutional Shares of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund and Artisan Value Fund, and Advisor Shares of Artisan Emerging Markets Fund. As of July 31, 2012, no Nominee or current Director beneficially owned Institutional Shares of Artisan Global Value Fund, Artisan Global Opportunities Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund or Artisan Small Cap Value Fund.

None of the Nominees who would be Independent Directors of the Corporation or their immediate family members, had any interest in the Investment Adviser or the Distributor, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes a Nominee’s spouse, children residing in a Nominee’s household and dependents of a Nominee.

Board Compensation

The following table sets forth the aggregate compensation paid by the Funds to each Incumbent Director Nominee for the fiscal year ended September 30, 2011.

Name of Nominee	Aggregate Compensation Received from the Funds	Pension or Retirement Benefits Accrued (as Part of the Funds’ Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Fund Complex
Andrew A. Ziegler	$ 0	$ 0	$ 0	$ 0
David A. Erne	$250,000	$ 0	$ 0	$250,000
Gail L. Hanson[1]	—	—	—	—
Thomas R. Hefty	$220,000	$ 0	$ 0	$220,000
Patrick S. Pittard	$190,000	$ 0	$ 0	$190,000

1 Given that Ms. Hanson became a Director of the Corporation effective January 1, 2012, she did not receive any compensation from the Funds for the fiscal year ended September 30, 2011.

Committees and Meetings of the Board

The Board has an audit committee and a governance and nominating committee. The audit and the governance and nominating committees are composed solely of Independent Directors. In addition, the Board has appointed a valuation committee. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended September 30, 2011, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Governance and Nominating Committee	David A. Erne Thomas R. Hefty Patrick S. Pittard* Howard B. Witt Gail L. Hanson**	3	The governance and nominating committee makes recommendations to the Board regarding Board committees and committee assignments, the composition of the Board, candidates for election as Independent Directors and compensation of Directors who are not affiliated persons of the Investment Adviser, and oversees the process for evaluating the functioning of the Board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as Directors.

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Audit Committee	David A. Erne Thomas R. Hefty* Patrick S. Pittard Howard B. Witt Gail L. Hanson**	4	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of the Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of the Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.
Valuation Committee	James S. Hamman, Jr.*** Shannon K. Jagodinski*** Sarah A. Johnson Janet D. Olsen Gregory K. Ramirez Lawrence A. Totsky	113****	The valuation committee is responsible for determining, in accordance with the Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Chairman of committee. Mr. Pittard was elected chairman of the governance and nominating committee effective as of August 14, 2012. Prior thereto, Mr. Witt served as chairman of the committee.
**	Ms. Hanson was appointed to the governance and nominating committee and the audit committee effective February 13, 2012. Because Ms. Hanson became an independent director of the Corporation effective January 1, 2012, she did not participate in meetings of the audit committee and governance and nominating committee for the fiscal year ended September 30, 2011.
***	Mr. Hamman and Ms. Jagodinski were appointed to the valuation committee effective February 8, 2011.
****	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

Governance and Nominating Committee. The governance and nominating committee operates pursuant to a written charter, which was most recently amended on May 8, 2012 and is included in Appendix C. The Committee will consider candidates recommended by shareholders. Shareholders wishing to recommend a candidate for election to the Board (“Nominating Shareholder”) may do so by submitting a recommendation in writing and delivering a hard copy with the shareholder’s original signature to the attention of the secretary of the Corporation at the address of the principal executive offices of the Corporation. The recommendation should include (i) the class or series and number of all shares of each Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience, current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Distributor, and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

When evaluating a candidate as a potential nominee to serve as an Independent Director of the Corporation, whether the candidate is nominated by other members of the Board, a shareholder or the management of the Corporation, the governance and nominating committee may consider, among other factors, (a) whether or not the candidate is an “interested person” of the Funds or an affiliate (as defined in the 1940 Act); (b) whether or not the candidate clearly recognizes that the role of the Directors is to represent the interests of the shareholders; (c) relevant business and industry experience, as well as compatibility with other Directors with respect to business philosophy and personal style; and (d) the effect of the Corporation’s retirement policy on the potential length of service of any candidate. Additionally, final candidates will undergo an in-person interview and be required to complete a standardized questionnaire, and may be subject to a more extensive background check.

The governance and nominating committee takes the overall diversity of the Board into account when considering and evaluating candidates for Independent Director. While the committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the committee generally considers the manner in which each candidate’s business experience, background, race, gender and national origin are complementary to the existing Independent Directors’ attributes.

Mr. Pittard was originally recommended to the Board for approval as an Independent Director by Interested Directors. Ms. Hanson and Mr. Trumbull were originally recommended to the Board for approval as Independent Directors by Independent Directors.

Shareholder Communications. The Board has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board, or specified individual Directors, c/o Secretary of Artisan Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“Ernst & Young”), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. The Funds know of no direct or indirect financial interest of Ernst & Young in any of the Funds. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Aggregate fees billed to the Corporation for professional services rendered by Ernst & Young are summarized in the table below. The table summarizes fees billed (or to be billed) by Ernst & Young for work performed relating to each applicable period identified below.

Fees:

	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010
Audit Fees (a)	$257,900	$238,000
Audit-Related Fees (b)	$48,800	$45,700
Tax Fees (c)	$212,450	$203,000
All Other Fees (d)	$—	—

(a) “Audit Fees” include amounts for professional services rendered by Ernst & Young for the audit of the Corporation’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements, including for 2011, portions of which had not been billed as of September 30, 2011 and fees billed for consents issued in conjunction with the Corporation’s post-effective amendments to the Funds’ registration statements filed for each of the last two fiscal years. The fees billed during the fiscal year ended September 30, 2011 also include consents issued in conjunction with the Corporation’s post-effective amendments to the Funds’ registration statements filed in connection with the initial offering of institutional shares of Artisan Global Opportunities Fund and Artisan Value Fund.

(b) “Audit-Related Fees” include amounts for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit of the Corporation’s financial statements. Audit-related fees have not been reported under the item “audit fees” in the chart above.

The fees billed by Ernst & Young during the fiscal years ended September 30, 2011 and September 30, 2010 include fees incurred for services for review procedures performed in conjunction with the semi-annual reports to shareholders as of March 31, 2011 and March 31, 2010.

(c) “Tax Fees” include amounts for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning.

The fees shown in the table above for the fiscal year ended September 30, 2011 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2011, which had not been billed as of September 30, 2011; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2011, which also had not been billed as of September 30, 2011; (3) the use of a PFIC database supplied by Ernst & Young for the fiscal year ended September 30, 2010 and the excise year ended December 31, 2010, and the semiannual period ended March 31, 2011; and (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young for the calendar year ended December 31, 2010.

The fees shown in the table above for the fiscal year ended September 30, 2010 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2010; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2010; (3) the use of a PFIC database supplied by Ernst & Young for the fiscal year ended September 30, 2009 and the excise year ended December 31, 2009, and the semiannual period ended March 31, 2010; and (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young for the calendar year ended December 31, 2009.

(d) None.

During its regularly scheduled periodic meetings, the Corporation’s audit committee considers any requests to pre-approve any audit, audit-related, tax and other services to be provided by the principal accountants of the Corporation. The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the Corporation to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the Corporation at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the Corporation and approved prior to the completion of the audit.

No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50% of the hours expended on Ernst & Young’s engagement to audit the Corporation’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate fees for the fiscal years ended September 30, 2011 and September 30, 2010 by Ernst & Young for non-audit services rendered to the Corporation are shown in the table above and described in (b) – (d) above. For the Corporation’s fiscal years ended September 30, 2011 and September 30, 2010, Ernst & Young served as the Corporation’s principal accountant and provided no services and billed no fees for non-audit services rendered to the Investment Adviser or entities controlling, controlled by or under common control with the Investment Adviser.

The audit committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser, and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Corporation that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. The provisions of Rule 2-01(c)(7) were effective on May 6, 2003. No such services were rendered on or after May 6, 2003.

BOARD RECOMMENDATION ON PROPOSAL 1

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE ELECTION OF EACH NOMINEE

PROPOSAL 2 – APPROVAL OF THE AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following sub-proposals, the Directors also recommend that the shareholders of the Funds approve the modernization and standardization of the fundamental investment restrictions of the Funds through the amendment of certain restrictions as described below. The proposed restrictions are designed to meet fully the requirements of the 1940 Act, and the rules and regulations thereunder while providing the portfolio managers and the Directors increased flexibility to respond to market, industry and regulatory changes. Also, the proposed restrictions are intended to modernize the restrictions to current standards and to reduce administrative and compliance burdens by simplifying and, in one instance, making uniform certain fundamental investment restrictions across all Funds. As to sub-proposals 2.A. through 2.G., the shareholders of each Fund will vote separately on a Fund-by-Fund and sub-proposal-by-sub-proposal basis.

Background

The 1940 Act requires registered investment companies like the Funds to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Fundamental investment restrictions can be changed only by a “vote of a majority of the outstanding voting securities” (as that term is defined in the 1940 Act) of a Fund.

The differences between the current and proposed fundamental investment restrictions of the Funds are discussed below. The Investment Adviser believes that the fundamental investment restrictions as proposed to be amended preserve important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. The proposed amendments will also simplify the process of monitoring compliance with the fundamental investment restrictions across the fund complex. Although the proposed fundamental investment restrictions will provide greater flexibility to the Investment Adviser in managing the Funds’ current and proposed investments, the Investment Adviser has indicated that it has no present intention to change the investment strategy of any Fund if the sub-proposals are approved.

2.A.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO ISSUANCE OF SENIOR SECURITIES

Affected Funds: All Funds

The 1940 Act requires the Funds to state the extent to which they may issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). Generally, a “senior security” means any bond, debenture, note or similar instrument or obligation having priority over a fund’s common shares for purposes of distributions and the payment of dividends. Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the Securities and Exchange Commission (“SEC”) and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations.

The Funds’ current fundamental investment restriction with respect to issuance of senior securities is as follows:

A Fund may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to issuance of senior securities would read:

A Fund may not issue any class of securities that is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

The Directors recommend that the Funds amend their restriction to allow each Fund to issue any class of securities which is senior to the Fund’s shares of beneficial interest to the extent a Fund is permitted to borrow money or to the extent permitted under applicable law. The proposed amendment would have the effect of conforming the Funds’ restriction more closely to the statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. Further, the proposed amendment specifically notes the Funds’ existing ability to borrow in plain English. The Funds do not believe the change to be material, and the Investment Adviser has indicated that it has no present intention to change the investment strategy of any Fund if this change were approved.

2.B.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING

Affected Funds: All Funds

The 1940 Act requires the Funds to state the extent to which they may borrow money. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

The Funds’ (other than Artisan Global Opportunities Fund’s) current fundamental investment restriction with respect to borrowing is as follows:

A Fund may not borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures. A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

Artisan Global Opportunities Fund’s current fundamental investment restriction with respect to borrowing is as follows:

A Fund may not borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to borrowing would read:

A Fund may not borrow money except under the following circumstances: (a) a Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (b) a Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (c) a Fund may enter into transactions that are technically borrowings under the Investment Company Act of 1940, as amended, because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (a) above, so long as and to the extent that a Fund earmarks and maintains liquid securities equal in value to its obligations in respect of these transactions.

The following disclosure in the Funds’ Statement of Additional Information (“SAI”) would further clarify the Funds’ investment restriction with respect to borrowing. This language would not be part of the fundamental investment restriction:

For purposes of the investment restriction above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with a Fund’s investment policies.

The Directors recommend that the Funds amend their restriction to allow each Fund to borrow money to the extent permitted under applicable law. The proposed amendment would have the effect of conforming the Funds’ restriction more closely to the statutory and regulatory requirements. In addition, the proposed amendment will reduce administrative and compliance burdens by simplifying and making uniform the Funds’ fundamental investment restrictions with respect to borrowing money. Furthermore, the proposed amendment would clarify the Funds’ current understanding with respect to certain transactions that may technically be considered borrowings. The Funds do not believe the change to be material, and the Investment Adviser has indicated that it has no present intention to change the investment strategy of any Fund if this change were approved.

2.C.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY

Affected Funds: All Funds

The 1940 Act requires the Funds to state the extent, if any, to which they concentrate investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. If a fund’s policy is not to concentrate, it may not invest more than 25% of its assets in an industry or group of industries.

The Funds’ current fundamental investment restriction with respect to concentrating investments in a particular industry is as follows:

A Fund may not invest in a security if more than 25% of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to concentrating investments in a particular industry would read:

A Fund may not invest more than 25% of its total assets (taken at market value at the time of a particular purchase) in the securities of one or more issuers in any particular industry (excluding the U.S. Government or its agencies or instrumentalities).

Currently, the Funds’ fundamental investment restriction on concentrating investments in a particular industry restricts the Funds’ ability to concentrate more than 25% of its “net” assets, as opposed to “total” assets. The Directors recommend that the Funds’ current fundamental investment restriction with respect to concentration be amended to make clear that the restriction applies to total assets. This change is intended to give the Funds increased flexibility to respond to market and industry conditions while continuing to comply with SEC guidance. The Funds do not believe the change to be material, and the Investment Adviser has indicated that it has no present intention to change the investment strategy of any Fund if this change were approved.

2.D.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING OR SELLING REAL ESTATE

Affected Funds: All Funds

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of real estate.

The Funds’ current fundamental investment restriction with respect to purchasing or selling real estate is as follows:

A Fund may not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to purchasing or selling real estate would read:

A Fund may not purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, including securities of real estate investment trusts, and may purchase securities that are secured by interests in real estate. A Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

Currently, the Funds’ fundamental investment restriction with respect to real estate is combined with the Funds’ fundamental investment restriction with respect to commodities, which can lead to confusion. The proposed new fundamental investment restriction only addresses the Funds’ purchase and sale of real estate, which will reduce administrative and compliance burdens by simplifying the Funds’ fundamental investment restriction with respect to real estate. In addition, the Funds’ current fundamental investment restriction restricts a Fund’s ability to sell real estate even when the Funds acquire ownership of the real estate as a result of permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer were to default on its debt obligations. Accordingly, the Directors recommend that this restriction be modified to allow the holding and sale of real estate when ownership of real estate results from the exercise of a Fund’s rights as a holder of securities of real estate issuers. The Funds do not believe the change to be material, and the Investment Adviser has indicated that it has no present intention to change the investment strategy of any Fund if this change were approved.

2.E.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING OR SELLING COMMODITIES

Affected Funds: All Funds

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities.

The Funds’ current fundamental investment restriction with respect to purchasing or selling commodities is as follows:

A Fund may not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.

In addition, the following disclosure in the Funds’ SAI further clarifies the restriction. This language is not part of the fundamental investment restriction:

For purposes of [the] investment restriction [above], at the time of the establishment of the restriction, swap contracts on financial instruments, interest rates or currency exchange rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to purchasing or selling commodities would read:

A Fund may not purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, swap contracts subject to the regulation by the Commodity Futures Trading Commission, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

The Directors recommend that the Funds’ current fundamental investment restriction with respect to purchasing or selling commodities be amended as proposed, separating it from the fundamental investment restriction with respect to real estate. The proposed amendment would make it clear that the Funds may utilize options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, swap contracts subject to the regulation by the Commodity Futures Trading Commission, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments that do not involve physical commodities to the extent consistent with the Funds’ investment objectives and policies. The addition of a more detailed list of derivative instruments is intended to give the Funds increased flexibility to invest in a variety of modern financial instruments, some of which could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the restriction. This investment flexibility could, in the future, assist each Fund in achieving its investment objective, in part because such strategies may offer opportunities for hedging and increased investment return. The Funds do not believe the change to be material, and the Investment Adviser has indicated that it has no present intention to change the investment strategy of any Fund if this change were approved.

2.F.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS

Affected Funds: All Funds

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. Under the 1940 Act, a Fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

The Funds’ current fundamental investment restriction with respect to making loans is as follows:

A Fund may not make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to making loans would read:

A Fund may not make loans, except that each Fund may (a) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (b) enter into repurchase agreements and (c) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

The Directors recommend that the Funds’ current fundamental investment restriction with respect to making loans be amended as proposed. The amendment would permit each Fund to purchase debt securities, loan participation interests, bankers’ acceptances and similar debt instruments to the extent permitted by applicable law. As such, the proposed change would conform each Fund’s lending restriction more closely to the statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy as those requirements change. The Funds do not believe the change to be material, and the Investment Adviser has indicated that it has no present intention to change the investment strategy of any Fund if this change were approved.

2.G.	AMEND FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

Affected Funds: All Funds

The 1940 Act requires the Funds to be classified as either “diversified” or “non-diversified” companies. Each Fund is a “diversified” Fund as that term is defined in the 1940 Act. Under the 1940 Act, a “diversified” Fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the Fund’s total assets is not subject to this policy.

The Funds’ current fundamental investment restrictions with respect to diversification of investments are as follows:

A Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities.

A Fund may not acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to diversification of investments would read:

A Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value at the time of a particular purchase to be invested in the securities of such issuer; or (b) such purchase would result in more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of such issuer being held by the Fund.

The Directors recommend that the Funds’ current fundamental investment restrictions with respect to diversification of investments be combined into one restriction and be amended as proposed in order to conform the Funds’ restriction to statutory requirements, including rules adopted and interpretations published by the SEC, and that intention will be disclosed in the Funds’ SAI. Under the Funds’ current fundamental investment restrictions, each Fund is not permitted to acquire more than 10% of an issuer’s outstanding voting securities. The proposed amendment would allow each Fund to hold more than 10% of an issuer’s outstanding voting securities with respect to 25% of the Fund’s total assets consistent with Section 5(b)(1) of the 1940 Act. Further, the proposed amendment would conform each Fund’s restriction more closely to the statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy as those requirements change. The Investment Adviser has indicated that it has no present intention to change the investment strategy of any Fund if this change were approved.

BOARD RECOMMENDATION ON PROPOSAL 2

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR”
SUB-PROPOSALS 2.A THROUGH 2.G

PROPOSAL 3 – ADOPTION OF SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION

As described in the following proposal, the Board of the Corporation also recommends that the shareholders of the Funds approve the amendment and restatement of the Amended and Restated Articles, a form of which is attached as Appendix D to this Proxy Statement. The Directors believe that it is in the best interests of the shareholders to modernize the Funds’ current Amended and Restated Articles and incorporate all previous amendments. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide more flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Second Amended and Restated Articles will not alter the Directors’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Fund’s current investments and investment objectives and policies change by virtue of the adoption of the Second Amended and Restated Articles.

The Second Amended and Restated Articles make a number of changes to the Amended and Restated Articles, the most significant of which are summarized below. In addition to the changes described below, certain related provisions were amended to be consistent with these changes. The Second Amended and Restated Articles also incorporate all previous amendments to the Amended and Restated Articles. The following summary is qualified in its entirety by reference to the Second Amended and Restated Articles.

If Proposal 3 is approved by the shareholders of the Funds, the Second Amended and Restated Articles will become effective upon filing with the Wisconsin Department of Financial Institutions.

Changes to the Amended and Restated Articles

First, the Second Amended and Restated Articles generally would permit the Directors, subject to applicable federal and state law, to combine any one or more classes or series of the Corporation with any one or more classes or series of the Corporation without shareholder approval. The Second Amended and Restated Articles would also permit the Directors to combine series or classes as described below. These provisions would give the Directors added flexibility when considering reorganizations or conversions between affiliated funds of the Corporation to make decisions that they believe are in the shareholders’ best interests, without causing the Funds to incur the time and expense of soliciting shareholder approval. A combination of classes or series without shareholder approval is permitted by the Wisconsin Business Corporation Law (the “WBCL”) if the articles of incorporation so provide and it does not affect the preferences, limitations and other rights of the participating classes or series. Artisan Funds would provide prior notice to shareholders of any such combination of series or classes. Any exercise of the Directors’ increased authority under the Second Amended and Restated Articles would be subject to applicable requirements of the 1940 Act, and applicable Wisconsin law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired in certain circumstances, such as if there are material differences in the acquired fund’s and acquiring fund’s advisory agreement or fundamental investment policies. As a result, some transactions will require shareholder approval even though the Second Amended and Restated Articles would not otherwise require it. In addition, the Corporation would still obtain shareholder approval of any reorganizations with unaffiliated mutual funds.

Second, the Second Amended and Restated Articles would permit the Directors to liquidate and dissolve any class or series of the Corporation without shareholder approval. Liquidating a class or series without shareholder approval through the redemption or conversion of shares is permitted by the WBCL if the articles of incorporation so provide. In certain circumstances, the Directors may determine that it is in the shareholders’ best interests to liquidate and dissolve a class or series of the Corporation because, for example, the class or series is not large enough to operate on an economical basis. The addition of this provision would allow the Directors added flexibility when considering liquidations and dissolutions to make decisions that they believe are in the shareholders’ best interests, without causing the Funds to incur the time and expense of soliciting shareholder approval. The Corporation would provide prior notice to shareholders of any such liquidation or dissolution.

Third, the Second Amended and Restated Articles would provide that the Corporation has the right, exercisable at the discretion of the Directors, to redeem any shareholder’s shares of any class or series for such shares’ then current net asset value per share, less any applicable redemption fees, under circumstances deemed appropriate by the Directors. Such redemptions at the option of the Corporation are permitted by the WBCL if the articles of incorporation so provide. The Amended and Restated Articles currently permit the Directors to redeem shares only when the failure to so redeem may have materially adverse consequences to the shareholders of any class or series. This provision would be replaced by new language authorizing redemptions in connection with liquidations or dissolutions or in other circumstances deemed appropriate by the Directors. The addition of this provision would allow the Directors added flexibility to redeem any shareholder’s shares of any class or series when the Directors determine that it would be advisable, such as redemptions in connection with a liquidation or dissolution of a class or series, or redemptions necessary to maintain minimum account sizes or to avoid adverse tax consequences to the Funds, without causing the Funds to incur the time and expense of soliciting shareholder approval.

Finally, the Second Amended and Restated Articles would also incorporate all previous amendments to the Amended and Restated Articles as permitted by the WBCL. This would reduce administrative and compliance burdens for the Funds.

BOARD RECOMMENDATION ON PROPOSAL 3

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 3

PROPOSAL 4 – THE SHAREHOLDER PROPOSAL

A shareholder has advised Artisan International Fund that the shareholder intends to present the following proposal (the “Shareholder Proposal”) at the Meeting. The Shareholder Proposal asks shareholders of Artisan International Fund to consider a resolution requesting that the Board institute “procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity.” The Shareholder Proposal relates solely to Artisan International Fund, and only shareholders of Artisan International Fund are eligible to vote on the Shareholder Proposal.

None of the Board, Artisan International Fund nor the Investment Adviser is responsible for the content of the Shareholder Proposal or the supporting statements included below. Artisan International Fund will provide (to its knowledge) the name and address of, and the number of shares of Artisan International Fund held by, the proponent of the Shareholder Proposal upon written request sent to Artisan International Fund at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

The proponent submitted the following Shareholder Proposal:

WHEREAS:

Artisan Funds portfolio managers make investment decisions based on financial and legal considerations while seeming to ignore other issues. Even in the face of the most egregious violations of human rights, such as genocide, Artisan Funds has released no policy to prevent investments that help fund or support such human rights violations.

Ordinary individuals, through their investments in Artisan Funds, may inadvertently invest in companies funding genocide because of investment decisions made on their behalf by Artisan Funds. With no policy to prevent these problem investments, Artisan Funds may at any time increase its holdings or involve new funds in such problem investments.

We believe that this problem is not merely theoretical, since many mutual funds are large holders of PetroChina, which, through its closely related parent, China National Petroleum Company, is providing funding that the Government of Sudan uses to conduct genocide in Darfur.

We believe that in the face of the most extreme human rights crises investors share responsibility to act, individually and collectively, in addition to the role and responsibility of governments.

We believe that investors do not want their pensions and family savings connected to genocide. In KRC Research’s 2007 study, 71% of respondents said companies should take extreme cases of human rights abuses, such as genocide, into account rather than base investment decisions solely on economic criteria. Further, over 150,000 people have objected to financial firms about such problem investments. Reasonable people may disagree about what constitutes socially responsible investing, but few people want their savings to be complicit in genocide.

We believe that negative publicity resulting from the many national press reports and widespread consumer protests can damage the company’s reputation, hurt employee morale, increase its cost to acquire customers, and reduce the shareholder base for distributing expenses, all of which can negatively impact Artisan Funds shareholders.

We see no compelling reason to invest in companies that fund genocide. We believe there are ample competitive alternatives and flexibility of investment choices, even with index funds. As noted by Gary Brinson’s classic study, investment returns are affected much more by asset allocation than individual security selections, so avoiding a small number of problem companies need not result in any significant effect on performance.

Investor pressure has proven effective in influencing foreign governments. The campaign against Talisman Energy contributed to the January 2005 Comprehensive Peace Agreement between Khartoum and South Sudan.

RESOLVED:

Shareholders request that the Board institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

DISCUSSION:

In addition to preventing future investments in problem companies, the proposal calls for corrective action to address existing investments in problem companies. If the fund can effectively influence the problem company’s management, then this may be an appropriate action. If not, the security should be sold.

This concludes the proponent’s statement regarding the Shareholder Proposal.

Board’s Statement of Opposition to the Shareholder Proposal

The Board recommends that you vote AGAINST the Shareholder Proposal.

The United States imposes sanctions on Sudan and a variety of other countries due to concerns over violations of human rights and other matters. The Fund is committed to complying fully with its obligations under United States law and will not invest in any company to the extent such investment would be prohibited under United States law. The Shareholder Proposal, however, calls for the Fund to avoid investments in companies in which investments are permitted under United States law, or if not currently permitted, may be permitted in the future. The Board believes that the approval of a resolution to request that the Board “institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity” would place restrictions on the Fund’s investments that may conflict with the interests of the Fund’s shareholders who are relying on the Investment Adviser to exercise its best investment judgment to achieve the Fund’s investment objective.

The Board further believes that the Fund’s shareholders have invested in the Fund based on the expectation that the Fund will pursue a broad range of investment opportunities in accordance with its investment objective and policies and principal investment strategies, as described in the Fund’s prospectus and statement of additional information. The approval of this resolution would limit investments by the Fund that may be lawful under the laws of the United States, and the Board believes that such limitations would be contrary to the interests of shareholders. Accordingly, the Board believes it would be inappropriate to impose additional restrictions on the Fund’s investments based on political, social or other considerations that are not required by applicable law.

For these reasons, the Board recommends that you vote AGAINST the Shareholder Proposal.

BOARD RECOMMENDATION ON PROPOSAL 4

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF ARTISAN INTERNATIONAL FUND VOTE “AGAINST” PROPOSAL 4

OTHER BUSINESS

The Directors do not know of any additional matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser and Investment Sub-Adviser

Artisan Partners Limited Partnership (the “Investment Adviser”) provides investment advisory and administrative services to the Funds. Artisan Partners UK LLP serves as sub-adviser to Artisan Global Equity Fund. The principal business address of the Investment Adviser is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan UK’s principal business address is 25 St. James’s Street, 3rd Floor, London, SW1A 1HA, United Kingdom.

Principal Underwriter

Artisan Partners Distributors LLC (the “Distributor”) acts as principal underwriter for the Funds. The principal business address of each officer of the Distributor is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. All distribution expenses relating to the Funds are paid by the Investment Adviser, including the payment or reimbursement of any expenses incurred by the Distributor.

Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about September 26, 2012, but proxies may also be solicited by telephone, over the Internet and/or in person by representatives of the Corporation, regular employees of the Investment Adviser or its affiliate(s), or Okapi Partners, a private proxy services firm and the Funds’ proxy solicitor. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Corporation, such as Okapi Partners. Authorization to permit Okapi Partners to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Funds believe are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Cost of the Meeting. The Funds will be responsible for 100% of the cost of the Meeting and any adjournment(s) or postponement(s) thereof, including the costs of retaining Okapi Partners, preparing and mailing the notice, Joint Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients. Costs will be allocated among the Funds on the basis of relative net assets, except when direct costs can reasonably be attributed to one or more specific Funds. The estimated cost of retaining Okapi Partners is approximately $950,000.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting. With respect to any matter that affects only one or more Funds, only the shares of the affected Fund or Funds are entitled to vote.

A quorum must be present at the Meeting for the transaction of business. A quorum occurs if one-third of the shares of common stock of a Fund or the Corporation, as applicable, entitled to vote at the Meeting are present in person or by proxy. Abstentions and broker non-votes do not represent votes cast for any proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve Proposal 2, abstentions and broker non-votes will have the effect of a vote against those proposals. Abstentions and broker non-votes will have no effect on Proposal 1, 3 or 4.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, or if other matters arise requiring shareholder action, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken for a proposal prior to any adjournment if quorum is present and sufficient votes have been received for approval of such proposal. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” a proposal against such an adjournment.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix A, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund’s outstanding shares as of the Record Date are listed in Appendix B.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted in accordance with management’s recommendation with respect to each proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Corporation prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. With respect to Proposal 1, Directors are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote. This means that the Nominees who receive the largest number of votes will be elected as Directors. In the election of Directors, votes may be cast in favor of a Nominee or withheld. Proposal 1 will be voted on by all shareholders of the Corporation.

To be approved with respect to a particular Fund, each sub-proposal within Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal. Shareholders will vote on Proposal 2 on a Fund-by-Fund and sub-proposal-by-sub-proposal basis.

With respect to Proposal 3, the amendment and restatement of the Amended and Restated Articles, and Proposal 4, the Shareholder Proposal, each proposal must receive the affirmative vote of a majority of the votes cast at the Meeting. Proposal 3 will be voted on by all shareholders of the Corporation. Only shareholders of Artisan International Fund may vote on Proposal 4.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Corporation of their desire to receive multiple copies of the shareholder reports and proxy statements that the Corporation sends. If you would like to receive an additional copy, please contact Okapi Partners by calling (877) 279-2311, or the Funds by calling (800) 344-1770. The Corporation will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Corporation’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Corporation is an open-end, diversified management investment company incorporated under Wisconsin law. The WBCL permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of Directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Corporation’s articles of incorporation and bylaws, as amended and restated. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Corporation, c/o Artisan Partners Funds, Inc., 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Corporation must be received by the Corporation in writing within a reasonable amount of time before the Corporation solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

TO ENSURE THE PRESENCE OF A QUORUM AT THE COMBINED SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                                                          By Order of the Board of Directors,

                                                                          /s/ Sarah A. Johnson

                                                                          Sarah A. Johnson

                                                                          Secretary

APPENDIX A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund	Advisor Shares	Institutional Shares	Investor Shares	Total

Artisan Emerging Markets Fund	23,014,920.139	38,925,005.749	N/A	61,939,925.888

Artisan Global Equity Fund	N/A	N/A	1,171,504.336	1,171,504.336

Artisan Global Opportunities Fund	N/A	5,891,877.492	15,453,314.351	21,345,191.843

Artisan Global Value Fund	N/A	1,195,702.597	18,399,393.251	19,595,095.848

Artisan International Fund	N/A	116,464,467.283	291,623,186.833	408,087,654.116

Artisan International Small Cap Fund	N/A	N/A	33,980,697.679	33,980,697.679

Artisan International Value Fund	N/A	53,549,988.366	171,682,402.327	225,232,390.693

Artisan Mid Cap Fund	N/A	39,672,800.188	132,363,857.100	172,036,657.288

Artisan Mid Cap Value Fund	N/A	12,698,197.863	367,120,663.650	379,818,861.513

Artisan Small Cap Fund	N/A	2,405,244.973	31,038,872.088	33,444,117.061

Artisan Small Cap Value Fund	N/A	19,379,198.357	155,819,295.175	175,198,493.532

Artisan Value Fund	N/A	13,770,428.391	59,426,674.992	73,197,103.383

A-1

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP

As of July 31, 2012, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of each Fund’s outstanding securities:

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Emerging Markets Fund	Advisor	7,824,288.663	33.33%	Goldman Sachs & Co. (1) 295 Chipeta Way Salt Lake City, UT 84108-1285
Emerging Markets Fund	Advisor	6,945,790.260	29.59%	Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122
Emerging Markets Fund	Advisor	3,612,631.431	15.39%	Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Drive E Jacksonville, FL 32246-6484
Emerging Markets Fund	Advisor	1,491,601.938	6.35%	UBATCO & Co. FBO College Savings Group P.O. Box 82535 Lincoln, NE 68501-2535
Emerging Markets Fund	Advisor	1,178,051.646	5.02%	Employees Retirement Plan for GMAC Mortgage Group LLC 1100 Virginia Drive Fort Washington, PA 19034-3204
Emerging Markets Fund	Institutional	6,670,964.845	16.96%	M&I Trust Company FBO Salt River Project Employees Retirement Plan 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638
Emerging Markets Fund	Institutional	5,694,255.361	14.48%	Mac & Co. FBO Time Warner Cable P.O. Box 3198 Pittsburgh, PA 15230-3198

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Emerging Markets Fund	Institutional	4,660,489.577	11.85%	Northern Trust Company FBO Producers-Writers Guild of America 801 South Canal Street Chicago, IL 60607-4715
Emerging Markets Fund	Institutional	4,147,278.523	10.54%	American Federation of Musicians 1 Penn Plaza, Suite 3115 New York, NY 10119-3338
Emerging Markets Fund	Institutional	2,520,229.872	6.41%	Trustees of Dartmouth College 7 Lebanon Street, Suite 107 Hanover, NH 03755-2112
Emerging Markets Fund	Institutional	1,995,089.798	5.07%	Mac & Co. FBO KPMG Master Trust P.O. Box 3198 Pittsburgh, PA 15230-3198
Global Equity Fund	Investor	507,229.923	47.48%	Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122
Global Equity Fund	Investor	153,079.331	14.33%	Barry P. Dargan c/o Artisan Partners UK LLP 25 St. James’s Street, 3rd Floor London, SW1A 1HA
Global Equity Fund	Investor	141,396.166	13.23%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Global Equity Fund	Investor	104,375.924	9.77%	Artisan Partners Limited Partnership 875 East Wisconsin Avenue Milwaukee, WI 53202-5408

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Global Value Fund	Institutional	137,614.679	100.00%	The Goldsbury Foundation 102 West Grayson Street San Antonio, TX 78212-4116
Global Value Fund	Investor	6,594,309.059	37.67%	Charles Schwab & Co. Inc.(1) 101 Montgomery Street San Francisco, CA 94104-4122
Global Value Fund	Investor	4,020,288.711	22.97%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Global Value Fund	Investor	3,236,289.747	18.49%	TD Ameritrade (1) 10812 Elm Street Omaha, NE 68144-4820
Global Opportunities Fund	Institutional	1,478,377.608	33.02%	Mac & Co. FBO Seattle Foundation P.O. Box 3198 Pittsburgh, PA 15230-3198
Global Opportunities Fund	Institutional	919,800.606	20.55%	M&I Trust Company FBO Froedtert Health Inc. 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638
Global Opportunities Fund	Institutional	484,712.901	10.83%	Greater Rochester Health Foundation 150 State Street, Suite 100 Rochester, NY 14614-1353
Global Opportunities Fund	Institutional	386,726.300	8.64%	Sacramento Region Community Foundation 740 University Avenue, Suite 110 Sacramento, CA 95825-6751
Global Opportunities Fund	Institutional	326,897.246	7.30%	Waco Foundation 1105 Wooded Acres Suite 701 Waco, TX 76710-4451

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Global Opportunities Fund	Institutional	312,681.083	6.98%	Wistar Institute of Anatomy and Biology 3601 Spruce Street Philadelphia, PA 19104-4265
Global Opportunities Fund	Institutional	267,439.303	5.97%	Fiduciary Trust Co. International FBO Wait Family Foundation P.O. Box 3199 Church Street Station New York, NY 10008-3199
Global Opportunities Fund	Investor	5,134,202.806	36.44%	Charles Schwab & Co. Inc.(1) 101 Montgomery Street San Francisco, CA 94104-4122
Global Opportunities Fund	Investor	5,072,411.962	36.00%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Global Opportunities Fund	Investor	1,499,435.536	10.64%	TD Ameritrade (1) 10812 Elm Street Omaha, NE 68144-4820
International Fund	Institutional	12,770,167.333	10.96%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
International Fund	Investor	84,751,501.927	29.30%	Charles Schwab & Co. Inc.(1) 101 Montgomery Street San Francisco, CA 94104-4122
International Fund	Investor	54,988,917.072	19.01%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
International Small Cap Fund	Investor	13,243,220.153	39.74%	Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122
International Small Cap Fund	Investor	5,636,119.792	16.91%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
International Small Cap Fund	Investor	4,438,586.305	13.32%	Northern Trust Company FBO The McGraw Hill Co. P.O. Box 92994 Chicago, IL 60675-0001
International Small Cap Fund	Investor	1,715,131.406	5.15%	State Street Bank & Trust Company FBO Gates Family Foundation 200 Newport Avenue North Quincy, MA 02171-2102
International Value Fund	Investor	38,618,573.958	23.70%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
International Value Fund	Investor	37,535,470.642	23.04%	Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122
Mid Cap Fund	Institutional	7,395,269.273	19.27%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Mid Cap Fund	Institutional	7,092,395.095	18.48%	Wells Fargo Bank NA (1) P.O. Box 1533 Minneapolis, MN 55480-1533

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Mid Cap Fund	Institutional	2,157,341.249	5.62%	Vanguard Fiduciary Trust Co. (1) P.O. Box 2600 Valley Forge, PA 19482-2600
Mid Cap Fund	Investor	45,277,014.648	33.99%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Mid Cap Fund	Investor	21,439,611.140	16.10%	Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122
Mid Cap Fund	Investor	10,096,632.804	7.58%	Linsco Private Ledger (1) 9785 Towne Centre Drive San Diego, CA 92121-1968
Mid Cap Fund	Investor	6,843,504.390	5.14%	Vanguard Fiduciary Trust Co. (1) P.O. Box 2600 Valley Forge, PA 19482-2600
Mid Cap Value Fund	Institutional	3,494,652.463	28.14%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Mid Cap Value Fund	Institutional	3,052,0429.204	24.58%	Mori & Co. (1) 911 Main Street, Suite 201 Kansas City, MO 64105-5304
Mid Cap Value Fund	Institutional	1,346,878.939	10.85%	Northern Trust Company FBO Genuine Parts Company P.O. Box 92994 Chicago, IL 60625
Mid Cap Value Fund	Institutional	987,979.576	7.96%	Montefiore Medical Center 111 East 210th Street Bronx, NY 10467-2490

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Mid Cap Value Fund	Institutional	672,469.522	5.42%	T. Rowe Price Retirement Plan Services, Inc. (1) 4515 Painters Mill Road Owings Mills, MD 21117-4903
Mid Cap Value Fund	Investor	111,340,985.652	29.83%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Mid Cap Value Fund	Investor	63,780,406.017	17.09%	Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122
Mid Cap Value Fund	Investor	22,375,681.948	5.99%	Linsco Private Ledger (1) 9785 Towne Centre Drive San Diego, CA 92121-1968
Mid Cap Value Fund	Investor	18,939,366.308	5.07%	Morgan Stanley Smith Barney (1) Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311
Small Cap Fund	Institutional	978,859.074	56.92%	Mac & Co. FBO Silicon Valley Community Foundation P.O. Box 3198 Pittsburgh, PA 15230-3198
Small Cap Fund	Institutional	294,197.554	17.11%	Community Foundation for Greater Buffalo, Inc. 726 Exchange Street, Suite 525 Buffalo, NY 14210-1469
Small Cap Fund	Institutional	156,562.994	9.10%	Community Foundation of Lorain County 9080 Leavitt Road Elyria, OH 44035-4210

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Small Cap Fund	Institutional	153,298.446	8.91%	Robins Foundation 1111 East Main Street, Suite 701 Richmond, VA 23219-3565
Small Cap Fund	Investor	8,515,797.906	30.90%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Small Cap Fund	Investor	4,184,090.252	15.18%	Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122
Small Cap Fund	Investor	1,926,380.772	6.99%	JP Morgan Chase FBO Texas Health Retirement Program 401(k) 11500 Outlook Street Overland Park, KS 66211-1804
Small Cap Fund	Investor	1,394,321.085	5.06%	Linsco Private Ledger (1) 9785 Towne Centre Drive San Diego, CA 92121-1968
Small Cap Value Fund	Institutional	11,665,267.122	60.39%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Small Cap Value Fund	Institutional	2,098,653.068	10.86%	St. Luke’s Episcopal Health System Foundation P.O. Box 20269 Houston, TX 77225-0269
Small Cap Value Fund	Institutional	1,383,409.607	7.16%	M NCPPC Employees Retirement System 6611 Kenilworth Avenue, Suite 100 Riverdale, MD 20737-1332

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Small Cap Value Fund	Institutional	1,254,136.577	6.49%	Mac & Co. FBO DTE Energy Corporation P.O. Box 3198 Pittsburgh, PA 15230-3198
Small Cap Value Fund	Investor	34,540,878.794	21.63%	Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122
Small Cap Value Fund	Investor	29,126,270.865	18.24%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Small Cap Value Fund	Investor	21,328,501.778	13.86%	First Clearing LLC (1) 2801 Market Street St. Louis, MO 63103-2523
Small Cap Value Fund	Investor	18,231,381.412	11.42%	Linsco Private Ledger (1) 9785 Towne Centre Drive San Diego, CA 92121-1968
Small Cap Value Fund	Investor	11,181,626.520	7.00%	Vanguard Fiduciary Trust Co. (1) P.O. Box 2600 Valley Forge, PA 19482-2600
Value Fund	Institutional	2,664,686.740	21.44%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Value Fund	Institutional	2,490,265.707	20.03%	Rose Foundation 600 S. Cherry Street Suite 1200 Denver, CO 80246-1712
Value Fund	Institutional	1,830,135.694	14.72%	Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Value Fund	Institutional	1,618,562.922	13.02%	Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202
Value Fund	Institutional	1,482,423.962	11.92%	Wells Fargo Bank NA FBO Stoel Rives Retirement P.O. Box 1533 Minneapolis, MN 55480-1533
Value Fund	Institutional	856,061.647	6.89%	Louisiana Medical Mutual Insurance Company 1 Galleria Boulevard, Suite 700 Metairie, LA 70001-7510
Value Fund	Institutional	655,228.396	5.27%	TD Ameritrade (1) 10812 Elm Street Omaha, NE 68144-4820
Value Fund	Investor	20,283,173.186	33.87%	Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122
Value Fund	Investor	12,160,149.933	20.31%	Genworth Financial Trust Co. (1) 3200 North Central Avenue Phoenix, AZ 85012-2403
Value Fund	Investor	9,455,578.817	15.79%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Value Fund	Investor	6,067,037.782	10.13%	RBC Capital Markets LLC (1) 510 Marquette Avenue South Minneapolis, MN 55402-1110
Value Fund	Investor	4,219,181.839	7.05%	TD Ameritrade (1) 10812 Elm Street Omaha, NE 68144-4820

1 Shares are held of record on behalf of customers, and not beneficially. With respect to Charles Schwab & Co. Inc., the percentage of outstanding Investor Shares held of Global Equity Fund includes 11.61% of outstanding shares held beneficially by Andrew A. Ziegler and Carlene M. Ziegler and 7.41% of outstanding shares held beneficially by Mark L. Yockey. With respect to National Financial Services Corp. and TD Ameritrade, the percentage of outstanding Institutional Shares held of Value Fund includes 5.87% of outstanding shares held beneficially by George O. Sertl, Jr. and 5.14% of outstanding shares held beneficially by James C. Kieffer. With respect to National Financial Services Corp., the percentage of outstanding Investor Shares held of International Value Fund and Small Cap Fund includes 8.7% and 7.1%, respectively, of outstanding shares held beneficially by Fidelity Strategic Advisors.

* A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

As of July 31, 2012, the Directors and officers as a group owned, of record and beneficially (unless otherwise indicated), less than 1% of the outstanding shares of each class of the Funds, except as set forth below.

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class
Emerging Markets Fund	Institutional	579,131.756	1.47%
Global Equity Fund	Investor	176,133.373	16.49%
Global Value Fund	Investor	190,188.844	1.09%
Global Opportunities Fund	Investor	213,603.950	1.52%
Small Cap Fund	Investor	430,941.692	1.56%
Value Fund	Institutional	348,063.680	2.80%

As of July 31, 2012, each of the Directors, Nominees and named executive officers owned, of record and beneficially (unless otherwise indicated), less than 1% of the outstanding shares of each class of the Funds, except as set forth below.

Name	Fund	Share Class	Amount of Shares Owned	Percentage of Share Class
Andrew A. Ziegler	Emerging Markets Fund	Institutional	573,365.079	1.46%
Andrew A. Ziegler	Global Equity Fund	Investor	124,010.999	11.61%
Eric R. Colson	Global Equity Fund	Investor	38,245.539	3.58%
Andrew A. Ziegler	Global Opportunities Fund	Investor	163,231.365	1.16%
Andrew A. Ziegler	Small Cap Fund	Investor	393,210.833	1.43%
Andrew A. Ziegler	Value Fund	Institutional	348,063.680	2.80%

APPENDIX C

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

C-1

ARTISAN PARTNERS FUNDS, INC.

Governance and Nominating Committee Charter

(adopted by the Board of Directors on April 24, 2001,

as revised May 8, 2012)

The Governance and Nominating Committee shall be comprised of three or more independent board members. For purposes of this Charter, a board member shall be deemed to be independent if he or she is not an interested person of Artisan Partners Funds, Inc. (“Artisan Funds”), as that term is defined in the Investment Company Act of 1940. The Committee may also include one or more board members who are deemed to be “interested persons” of Artisan Funds pursuant to Section 2(a)(19)(A)(v) of the Investment Company Act of 1940; provided, however, that only the independent directors who are members of the Committee shall select and nominate specific candidates for election as non-interested Directors as set forth below.

The Committee shall oversee the independence and effective functioning of the Board of Directors and shall endeavor to be informed about good practices for mutual fund boards. In fulfilling those objectives, the Committee shall:

•	Make recommendations to the Board regarding committees of the Board and committee assignments;

•

Make recommendations to the Board regarding the general composition of the Board and the independent directors who are members of the Committee shall select and nominate specific candidates for election as independent directors. If the Committee determines that one or more independent directors should be added to the Board, the independent directors who are members of the Committee may consider candidates recommended by members of the Committee, candidates recommended by other members of the Board of Directors, candidates recommended by shareholders, or candidates recommended by the Fund’s management. The Committee shall develop a statement of the competencies and personal attributes required of a member of the Board or any committee to be used as a guideline for nomination of Board and committee members, including individuals submitted for consideration by Shareholders;

•	The Committee shall develop written procedures through which one or more shareholders of a Fund may submit or recommend names of potential candidates for nomination as a member of the Board;

•	Oversee the process for evaluating the functioning of the Board; and

•	Make recommendations to the Board regarding the compensation of Directors who are not affiliated with any investment adviser, administrator, or distributor of the Funds.

C-2

APPENDIX D

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

ARTISAN PARTNERS FUNDS, INC.

The following Amended and Restated Articles of Incorporation of Artisan Partners Funds, Inc. duly adopted pursuant to the authority and provisions of Chapter 180 of the Wisconsin Statutes, supersede and take the place of the existing Amended and Restated Articles of Incorporation and any amendments thereto:

ARTICLE I

The name of the corporation (hereinafter called the “Corporation”) is:

Artisan Partners Funds, Inc.

ARTICLE II

The period of existence shall be perpetual.

ARTICLE III

The purpose for which the Corporation is organized is to act as an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended from time to time (the “Investment Company Act”), and for any other purposes for which corporations may be organized under Chapter 180 of the Wisconsin Statutes, as amended from time to time (the “WBCL”).

ARTICLE IV

A. The Corporation is authorized to issue an indefinite number of shares of common stock, $.01 par value per share. Subject to the following paragraph, the authorized shares are classified as follows:

Class	Series	Authorized Number of Shares

Artisan Small Cap Fund	Investor Shares	Indefinite
Artisan Small Cap Fund	Institutional Shares	Indefinite
Artisan International Fund	Investor Shares	Indefinite
Artisan International Fund	Institutional Shares	Indefinite
Artisan Mid Cap Fund	Investor Shares	Indefinite
Artisan Mid Cap Fund	Institutional Shares	Indefinite
Artisan Small Cap Value Fund	Investor Shares	Indefinite

Class	Series	Authorized Number of Shares

Artisan Small Cap Value Fund	Institutional Shares	Indefinite
Artisan Mid Cap Value Fund	Investor Shares	Indefinite
Artisan Mid Cap Value Fund	Institutional Shares	Indefinite
Artisan International Small Cap Fund	Investor Shares	Indefinite
Artisan International Value Fund	Investor Shares	Indefinite
Artisan International Value Fund	Institutional Shares	Indefinite
Artisan Value Fund	Investor Shares	Indefinite
Artisan Value Fund	Institutional Shares	Indefinite
Artisan Emerging Markets Fund	Advisor Shares	Indefinite
Artisan Emerging Markets Fund	Institutional Shares	Indefinite
Artisan Global Value Fund	Investor Shares	Indefinite
Artisan Global Value Fund	Institutional Shares	Indefinite
Artisan Global Opportunities Fund	Investor Shares	Indefinite
Artisan Global Opportunities Fund	Institutional Shares	Indefinite
Artisan Global Equity Fund	Investor Shares	Indefinite

The remaining shares shall remain unclassified until action is taken by the Board of Directors pursuant to the following paragraph.

B. The Board of Directors is authorized to classify or to reclassify (i.e., into classes and series of classes), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the stock to the fullest extent permissible under the WBCL.

C. Unless otherwise provided by the Board of Directors prior to the issuance of the stock, the shares of any and all classes and series of stock shall be subject to the following:

(1) The Board of Directors may redesignate a class or series of stock whether or not shares of such class or series are issued and outstanding; provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class or series of stock.

(2) The assets and liabilities and the income and expenses for each class shall be attributable to that class. The assets and liabilities and the income and expenses of each series within a class of the Corporation’s stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation’s stock may vary from series to series within a class. The income or gain and the expenses or liabilities of the Corporation shall be allocated to each class or series of stock as determined by or under the direction of the Board of Directors.

(3) Shares of each class or series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class or series. Dividends or distributions shall be paid on shares of a class or series of stock only out of the assets belonging to that class or series.

(4) Any shares of stock of the Corporation redeemed by the Corporation shall be deemed to be cancelled and restored to the status of authorized but unissued shares of the particular class or series.

(5)(a) In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or series of the Corporation’s stock shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class or series less the liabilities allocated to that class or series. The assets so distributable to the stockholders of a class or series shall be distributed among such stockholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class or series of stock, such assets shall be allocated to all classes or series in proportion to the net asset value of the respective class or series.

(b) The Board of Directors may to the fullest extent permissible by applicable law and without shareholder approval, liquidate or dissolve any class or series of the Corporation’s shares. In the event of any such liquidation or dissolution, the holders of any affected class or series shall be entitled to receive a distribution of the assets attributable to such class or series less the liabilities allocated to such class or series. The assets so distributable to the holders of a class or series shall be distributed among such holders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation.

(6) All holders of shares of stock shall vote as a single series or class except with respect to any matter which affects only one or more series or class of stock, in which case only the holders of shares of the series or class affected shall be entitled to vote.

(7) For purposes of the Corporation’s Registration Statement filed with the SEC under the Securities Act of 1933 and the Investment Company Act, including all prospectuses and statements of additional information, reference therein to “classes” of the Corporation’s common stock shall mean

“series,” as used in these Articles of Incorporation and the WBCL, and reference therein to “series” shall mean “class,” as used in these Articles of Incorporation and the WBCL.

D. The Corporation may issue fractional shares. Any fractional shares shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

ARTICLE V

A. The number of directors of the Corporation shall initially be one (1). The number may be changed by the By-Laws of the Corporation or by the Board of Directors pursuant to the By-Laws.

B. The name of the Director who shall act until the initial meeting of shareholders and until his successors are elected and qualified is Andrew A. Ziegler.

ARTICLE VI

A. To the extent the Corporation has funds or property legally available therefor, each shareholder shall have the right at such times as may be permitted by the Corporation, but no less frequently than as required under the Investment Company Act, to require the Corporation to redeem all or any part of its shares owned by the shareholders at a redemption price equal to the net asset value per share next determined after the shares are tendered for redemption, less any applicable redemption charges as determined by the Board of Directors, which payment may be made in funds or in assets of the class or series. The Board of Directors may adopt requirements and procedures for redemption of shares.

Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the shareholders to require the Corporation to redeem shares of any series or class pursuant to the applicable rules and regulations, or any order, of the SEC.

B. The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem any shareholder’s shares of any class or series for their then current net asset value per share if at such time the shareholder owns shares having an aggregate net asset value of less than an amount described in the relevant prospectus for such class or series set forth in the current Registration Statement of the Corporation filed with the SEC.

C. The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem any shareholder’s shares of any class or series for their then current net asset value per share (1) in connection with the liquidation or dissolution of any class or series as provided hereunder and (2) in other circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, less any applicable redemption charges as determined by the Board of Directors.

ARTICLE VII

The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the Directors and shareholders:

A. The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class or series shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class or series entitled to vote on the matter shall constitute a quorum.

B. In addition to its other powers explicitly or implicitly granted under these Articles of Incorporation, by law or otherwise, the Board of Directors of the Corporation (1) is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation, (2) may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation and (3) is empowered to authorize, without shareholder approval, the issuance and sale from time to time of shares of stock of the Corporation whether now or hereafter authorized.

C. The Board of Directors may to the fullest extent permissible by applicable law and without shareholder approval:

(1) enter into a plan of liquidation in order to liquidate or dissolve any class or series of the Corporation’s shares.

(2) sell and convert into money all of the assets of any class or series of the Corporation’s shares and, after making provisions for the payment of all obligations, taxes and other liabilities belonging to such class or series, the Corporation may, at its option (i) redeem all outstanding shares of such class or series at their then current net asset value per share, less any applicable redemption charges as determined by the Board of Directors; or (ii) combine the assets belonging to such class or series following such sale and conversion with the assets belonging to any or more other classes or series of the Corporation.

(3) combine the assets belonging to any class or series of the Corporation’s shares with the assets belonging to any one or more other classes or series of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class or series participating in such combination. The shares of any class or series participating in the combination may, if so determined by the Board of Directors, be converted into shares of any other class or series of the Corporation, or may be redeemed in cash or in kind, at the option of the Corporation, at their then current net asset value per share, less any applicable redemption charges as determined by the Board of Directors. Any redemption price may be paid in shares of any other class or series of the Corporation participating in such combination.

D. The Corporation reserves the right from time to make any amendment to its Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Articles of Incorporation, of any outstanding shares of any class or series.

E. The Board of Directors is expressly authorized to declare and pay dividends and distributions in cash, securities or other property from any funds legally available therefor, at such intervals or on such other periodic basis as it shall determine, for any class or series of the Corporation; to declare such dividends or distributions for any class or series of the Corporation by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions for any class or series of the Corporation on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of shareholders of such class or series redeeming their entire ownership of shares.

F. Any determination made in good faith by or pursuant to the direction of the Board of Directors as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment or other asset owned or held by the Corporation, as to the number of shares of any class or series of stock outstanding, as to the income of the Corporation or as to any other matter relating to the determination of net asset value, the declaration of dividends or the issue, sale, redemption or other acquisition of shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as foresaid.

ARTICLE VIII

A. To the fullest extent that limitations on the liability of directors and officers are permitted by the WBCL, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages; provided however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

B. The Corporation shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the WBCL, and the Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the WBCL; provided however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

C. No amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

ARTICLE IX

The address of the registered office is 8040 Excelsior Drive, Suite 400, Madison, WI 53717. The resident agent at such address is Corporation Service Company.

Executed this              day of             , 2012.

ARTISAN PARTNERS FUNDS, INC.

By:
Sarah A. Johnson, Secretary

This instrument was drafted by:

Ellen Drought

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN EMERGING MARKETS FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’ S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN GLOBAL EQUITY FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’ S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN GLOBAL OPPORTUNITIES FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN GLOBAL VALUE FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN INTERNATIONAL FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND “AGAINST” PROPOSAL 4. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 AND “AGAINST” PROPOSAL 4 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 and AGAINST 4 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

4. To vote on a shareholder proposal requesting that the Board “institute procedures to prevent holding [][] [] investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN INTERNATIONAL SMALL CAP FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN INTERNATIONAL VALUE FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN MID CAP FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN MID CAP VALUE FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN SMALL CAP FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN SMALL CAP VALUE FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012

PROXY

PROXY

COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012 777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202 ARTISAN VALUE FUND

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 13, 2012 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2012 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 437-4543 and follow the simple automated instructions.

OR

3.By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 13, 2012.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1, 2 and 3 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [] [] (2) Gail L. Hanson [] [] (3) Thomas R. Hefty [] [] (4) Patrick S. Pittard [] [] (5) R. Scott Trumbull [] [] (6) Andrew A. Ziegler [] [] 2. To amend certain “fundamental” investment restrictions of the Funds: FOR AGAINST ABSTAIN

2.A. To amend the fundamental investment restriction with respect to the issuance of senior securities. [] [] [] 2.B. To amend the fundamental investment restriction with respect to borrowing.[] [] [] 2.C. To amend the fundamental investment restriction with respect to concentrating investments in a [] [] [] particular industry.

2.D. To amend the fundamental investment restriction with respect to purchasing or selling real estate. [] [] [] 2.E. To amend the fundamental investment restriction with respect to purchasing or selling commodities.[] [] [] 2.F. To amend the fundamental investment restriction with respect to making loans.[] [] [            ] 2.G. To amend the fundamental investment restriction with respect to diversification of investments.[] [] [] 3. To amend and restate the Amended and Restated Articles of Incorporation of the Corporation.[] [] []

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2012 THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.MYPROXYONLINE.COM/ARTISANPROXY2012